UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)
(Amendment to Form 8-K dated January 13, 2012)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2013

COTTON BAY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

000-51413
(Commission File No.)

52-2175900
(IRS Employer ID No.)

1314 East Las Olas Boulevard; Suite 1036; Fort Lauderdale, FL, 33301
Address of Principal Executive Offices
Zip Code

954-915-4616
Registrant's Telephone Number, Including Area Code

P.O. Box 110310, Naples, FL 34108-0106
Former Address of Principal Executive Offices

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE CORPORATION INCORPORATES BY REFERENCE ALL SUBSTANTIVE DISCLOSURES AND EXHIBITS SET FORTH AND ATTACHED TO THE FORM 8-K DATED JANUARY 13, 2013, EXCEPT AS OTHERWISE AMENDED IN ITEM 9.01

ITEM 9.01.      EXHIBITS

Number            Description

9.01                 January 10, 2013 Resolution of the Board of Directors

9.02                 [Unchanged]

9.03                [Unchanged]

9.04                Second Amended Independent Contractor and Financing Agreement

9.05                 [Unchanged]

9.06                 Certificate of Amendment of Certificate of Incorporation

9.07                 [Unchanged]

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2013

COTTON BAY HOLDINGS, INC.

/s/ Alfred E. Abiouness, Jr.
President